UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 21, 2009 (May 18, 2009)

GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its chapter)

Delaware	0-22462	16-1445150

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (716) 826-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Adoption of the Third Amendment and Restatement of the Gibraltar Industries, Inc. 2005 Equity Incentive Plan
     At the Annual Meeting of the Stockholders of Gibraltar Industries, Inc. (the “Company”), which was held on May 18, 2009, the Company’s stockholders approved the adoption of the Third Amendment and Restatement of the Gibraltar Industries, Inc. 2005 Equity Incentive Plan (the “Plan”).
     The Third Amendment and Restatement of the Plan: (a) increases the aggregate number of shares of Common Stock which may be issued pursuant to awards made under the terms of the Plan from 2,250,000 to 3,000,000; (ii) provides that the total number of shares of Common Stock of the Company which may be issued pursuant to awards made under the terms of the Plan will not be reduced by restricted stock units or performance units which are settled solely in cash rather than in shares of the Company’s Common Stock; (iii) provides that performance units are permitted to be settled in cash; (iv) eliminates (subject to the 3,000,000 overall limit on the maximum number of shares of Common Stock that may be issued pursuant to awards made under the terms of the Plan) the limitation on the maximum number of restricted stock units and restricted shares which may be issued under the terms of the Plan; (v) eliminates the limit of 200,000 on the aggregate number of shares of Common Stock which may be issued to any individual participant over a five (5) year period in connection with awards of options, performance shares, performance units and rights made under the Plan; and (vi) eliminates the right of optionees to pay the exercise price of options awarded under the Plan by the execution and delivery of a promissory note.
     The following is a summary of the material features of the Plan as amended. Any capitalized terms used in the summary that are not defined herein shall have the meaning assigned to such terms in the Plan. The following summary of the Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Purpose
     The Plan allows the Company to grant equity based incentive compensation awards to eligible participants (described below) to provide them an additional incentive to promote the business of the Company, to increase their proprietary interest in the success of the Company and to encourage them to remain in its employ.
Eligible Participants
     The individuals that are eligible to receive awards under the Plan are officers and other employees of the Company and its subsidiaries, non-employee directors of the Company and consultants and independent advisors to the Company. As of December 31, 2008, all of the Company’s executive officers and all of the non-employee directors had received awards under the Plan.

Administration
     The Board of Directors administers the Plan with respect to non-employee directors, consultants and independent advisors. The Board of Directors also administers the Plan with respect to the Company’s executive officers, based on recommendations of the Compensation Committee. The Compensation Administration Committee administers the Plan with respect to all other employees. The administrator of the Plan is referred to as the Committee.
Reservation of Common Stock
     The aggregate number of shares of Common Stock which are available for issuance under the Plan is 3,000,000 shares of Common Stock. If an award made under the Plan expires, is forfeited or is to be settled by payment of cash, the shares of Common Stock which could have been purchased or granted under that award will again be available for issuance under the Plan. The number of shares of Common Stock available for issuance under the Plan and the number of shares of Common Stock issuable under outstanding awards will be proportionately adjusted if the number of outstanding shares of the Common Stock changes as a result of a stock dividend, stock split, recapitalization or the like, or if the Common Stock is converted as a result of a reorganization.
Types of Awards
     Awards under the Plan may be in the form of Options, Restricted Shares, Restricted Units, Performance Shares, Performance Units and Rights.
Terms of Awards
     The Committee determines which eligible participants shall be granted awards, the terms and provisions of the awards and the number of shares of Common Stock for which awards are granted.
Options
     Option Price. The exercise price of each option granted under the Plan will be determined by the Committee at the time the option is granted, but shall not be less than 100% of the fair market value of the Common Stock on the date of the grant or, if greater, the par value of a share of Common Stock. Grants of incentive stock options to individuals holding 10% or more of the combined voting power of the Company’s outstanding capital stock cannot have an exercise price of less than 110% of the fair market value of the Common Stock on the date of the grant.
     Option Exercise Periods. Options granted under the Plan expire ten years after the date granted. Incentive Stock Options granted to individuals holding 10% or more of the voting power of the Company’s outstanding capital stock expire after five years. Options will not be exercisable upon termination of a holder’s service with the Company, whether or not they were otherwise exercisable, unless so provided in the terms of the Option award.
Restricted Shares and Restricted Units
     Restrictions and Restricted Period. Restricted Shares or Restricted Units granted under the Plan may not be sold or otherwise disposed of during a restricted period established by the Committee at the time of the grant.

     Rights While Restricted Shares Remain Subject to Restrictions. Holders of Restricted Shares granted under the Plan shall have the right to vote Restricted Shares and receive payment of dividends on Restricted Shares during the restricted period. If provided by the terms of a Restricted Share award, dividends payable with respect to Restricted Shares may be used to purchase additional shares, subject to the same restrictions as the original shares.
     Rights While Restricted Units Remain Subject to Restrictions. Restricted Units do not provide any voting or cash dividend rights to the holder of such Units. However, dividends paid in shares will entitle a holder of Restricted Units to additional Restricted Units having the same restricted period as the original Restricted Units.
     Management Stock Purchase Plan. In 2005 the Board of Directors also approved the adoption of the Gibraltar Industries, Inc. Management Stock Purchase Plan (the “MSPP”) to establish a framework for a specific type of Restricted Unit award under the Plan. The MSPP is an integral part of the Plan. Effective as of December 18, 2006, the Company adopted a First Amendment and Restatement of the MSPP to provide the Company’s non-employee directors with the right to use a portion of their Director Fees (as defined in the MSPP) to purchase Restricted Units at a purchase price equal to the fair market value of the Company’s Common Stock, which, except in the case of a change of control, is equal to the average of the closing prices of a share of Common Stock as reported by the NASDAQ National Market System on each of the two hundred (200) consecutive trading days immediately preceding the date of the determination of fair market value (the “Fair Market Value”). On December 30, 2008, the Company amended and restated the MSPP to permit eligible participants to use up to twenty-five percent (25%) of their base salary and up to one hundred percent (100%) of their annual incentive compensation to purchase Restricted Units at price equal to the then applicable Fair Market Value of the Company’s Common Stock. If an eligible employee uses a portion of his base salary or annual bonus to purchase Restricted Units, the Company will make an award of an additional number of Restricted Units equal to a specified percentage of the base salary and a specified percentage of the annual bonus used by the eligible employee to purchase Restricted Units (the “Employee Matching Units”). If an eligible non-employee director uses a portion of his Director Fees to purchase Restricted Units, the Company will make an award of an identical number of Restricted Units (the “Director Matching Units” and together with the Employee Matching Units, the “Matching Units”). The Plan clarifies that because Restricted Units (including Matching Units) purchased or awarded under the MSPP are settled solely in cash, such Restricted Units will not reduce the number of shares otherwise available for issuance under the Plan. Restricted Units purchased by an eligible employee or a non-employee director under the MSPP are non-forfeitable.
     Forfeiture of Restricted Shares and Restricted Units. If the holder of Restricted Shares or Restricted Units terminates his service with the Company before the expiration of the restricted period, the Restricted Shares or Restricted Units will be forfeited unless otherwise specifically provided by the terms of the award. In addition, any Matching Units awarded to eligible participants under the MSPP will be forfeited if the eligible employee’s employment is terminated before age 60 or if the non-employee director ceases to serve as a director before age 60.
     Payment of Restricted Shares and Restricted Units. Payment upon the lapse of the restricted period for Restricted Shares and Restricted Units which have not been awarded under the MSPP shall be made by the issuance of shares of Common Stock. Restricted Units awarded under the MSPP shall only be paid in cash.

Performance Shares and Performance Units
     Performance Goals and Performance Period. The Committee establishes written performance goals and performance periods for each award of Performance Shares or Performance Units granted under the Plan.
     Rights While Performance Shares Remain Subject to the Achievement of Performance Goals. Holders of Performance Shares granted under the Plan shall have the right to vote Performance Shares and receive payment of dividends on Performance Shares during the performance period. However, if provided by the terms of a Performance Share award, dividends on Performance Shares may be used to purchase additional shares, subject to the same performance goals and performance period as the original Performance Shares.
     Rights While Performance Units Remain Subject to the Achievement of Performance Goals. Performance Units do not provide any voting or cash dividend rights to the holder of such Units. However, dividends paid in shares will entitle a holder of Performance Units to additional Performance Units having the same performance goals and performance period as the original Performance Units.
     Forfeiture of Performance Shares and Performance Units. If the holder of Performance Shares or Performance Units terminates his service with the Company before the expiration of the performance period, the Performance Shares or Performance Units will be forfeited unless otherwise specifically provided by the terms of the award.
     Payment for Performance Shares and Performance Units. Common Stock will be issued for the payment of Performance Shares if performance goals are achieved within the performance period. Common Stock will be issued or cash will be paid for Performance Units, as provided in the terms of the award of Performance Units, if performance goals are achieved within the performance period.
Rights
     Terms of Rights. Rights granted under the Plan shall provide the holder with the right to receive shares in an amount determined based on the appreciation, if any, in the value of a specified number of shares of Common Stock over a specified period of time, each as established by the Committee. The base price used to determine the amount of the appreciation in value will not be less than the fair market value of a share of Common Stock on the date the award of Rights is made.
     Rights during the Appreciation Period. Rights do not provide any voting or cash dividend rights to the holder. However, dividends paid in shares of Common Stock will entitle a holder to additional Rights having an appreciation period which ends at the same time the appreciation period ends for the original Rights. The base price for such additional Rights is the fair market value of a share of Common Stock on the date dividends are paid.
     Forfeiture of Rights. If the holder of Rights terminates his service with the Company before the expiration of the appreciation period, the Rights will be forfeited unless otherwise specifically provided by the terms of the award of such Rights.

Change in Control
     Upon a “change in control” of the Company (as defined in the Plan), all outstanding Options and Rights will be converted to a right to receive cash, restrictions on Restricted Shares and Restricted Units will lapse, and all Performance Shares and Performance Units will be treated as if the performance goals had been met.
Federal Tax Consequences
     Options. Upon exercise of an Incentive Stock Option, an optionee will not realize federally taxable income (except that the alternative minimum tax may apply) and the Company will not be entitled to any deduction. If the optionee sells the shares more than two years after the grant date and more than one year after exercise, the entire gain, if any, realized upon the sale will be federally taxable to the optionee as long-term capital gain and the Company will not be entitled to a corresponding deduction. If the optionee does not satisfy the holding period requirements, the optionee will realize ordinary income, in most cases equal to the difference between the option price of the shares and the lesser of the fair market value of the shares on the exercise date or the amount realized on a sale or exchange of the shares, and the Company will be entitled to a corresponding deduction. The favorable tax treatment provided by the Internal Revenue Code to Incentive Stock Options granted under the Plan is limited to options to purchase Common Stock, which have a fair market value of $100,000.00 at the date of the option grant and that first become exercisable in any one year.
     Restricted Shares and Performance Shares. The value of Restricted Shares and Performance Shares awarded are taxed as ordinary income to the award recipient in the year the restrictions lapse and the award is paid. Alternatively, recipients of an award of Restricted Shares or Performance Shares may file an election under Section 83(b) of the Internal Revenue Code and include the value of the Restricted Shares or Performance Shares as ordinary income in the year of the grant.
     The discussion set forth above is a brief overview of certain United States federal income tax consequences of awards made under the Plan. The overview should not be relied on as being a complete description of the applicable United States federal income tax consequences. In addition, this overview does not address the state, local, foreign and other tax aspects of awards made under the Plan.
Transferability
     Generally, awards granted under the Plan are not transferable by a recipient during his or her lifetime. However, if the award is not an Incentive Stock Option, and the instrument evidencing the award permits, a recipient may transfer his or her rights with respect to an award, or any portion thereof, to a family member.
Amendments
     The Board of Directors may suspend, amend or terminate the Plan, provided that, stockholder approval is required for any amendment which: (i) increases the maximum number of shares as to which options may be issued under the Plan; or (ii) materially modifies the requirements as to eligibility or participation in the Plan. The applicable listing standards of the NASDAQ National Market System require stockholder approval of any material amendment to the Plan.

Effective Date
     The Plan was initially approved by the stockholders of the Company on May 1, 2005. The First Amendment and Restatement was adopted by the Company and effective as of December 18, 2006, the Second Amendment and Restatement was adopted by the Company and effective as of December 31, 2008 and the Third Amendment and Restatement was approved by the stockholders of the Company on May 18, 2009.

ITEM 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.
10.1	Third Amendment and Restatement of the Gibraltar Industries, Inc. 2005 Equity Incentive Plan effective May 18, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2009	GIBRALTAR INDUSTRIES, INC.
/s/ Kenneth W. Smith
	Name:	Kenneth W. Smith
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
     10.1 Third Amendment and Restatement of the Gibraltar Industries, Inc. 2005 Equity Incentive Plan effective May 18, 2009.